SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2002

DRESSER, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-60778	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100
Addison, Texas 75001
(Address of principal executive offices) (zip code)

(972) 361-9800
(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

The following Exhibits are filed herewith

99.1	Certification of Chief Executive Officer of Dresser, Inc.

99.2	Certification of Chief Financial Officer of Dresser, Inc.

Item 9.    Regulation FD Disclosure

On November 14, 2002, we filed our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). In connection with the filing of the Form 10-Q, we have provided to the SEC the certifications, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002. Such certifications are attached hereto as Exhibits 99.1 and 99.2. The foregoing exhibits are not to be incorporated by reference into any filing whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER, INC.

Date:	November 14, 2002	By:	/s/ PATRICK M. MURRAY
Patrick M. Murray Chief Executive Officer

/s/ JAMES A. NATTIER
James A. Nattier Executive Vice President Chief Financial Officer

/s/ DALE B. MIKUS
Dale B. Mikus Vice President – Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of Chief Executive Officer of Dresser, Inc.

99.2	Certification of Chief Financial Officer of Dresser, Inc.